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                                                                   EXHIBIT 10.30

                           Subordinated Loan Agreement

                          Dated as of November 30, 1998

                                     Between

                         The Houston Exploration Company

                                       and

                   MarketSpan Corporation d/b/a KeySpan Energy



Borrower:                       The Houston Exploration Company ("Houston
                                Exploration"), a publicly-traded Delaware corporation.

Guarantors:                     All Significant Subsidiaries of the Borrower
                                which may execute a Guaranty Agreement. (There are currently no Significant Subsidiaries.)

Lender:                         MarketSpan Corporation d/b/a KeySpan Energy
                                (the "Lender").

Type of Facility:               Subordinated Loan which will be a six month
                                Revolving Credit Facility.

Total Commitment Amount:        $150,000,000

Purpose: Proceeds of the Facility will be utilized to temporarily finance hydrocarbon acquisitions.

Maturity Date:                  All outstanding principal, unpaid accrued
                                interest and fees will be repaid at maturity, January 1, 2000. Any principal amount that remains outstanding subsequent to the Maturity
                                Date will be converted into equity (the number of shares to be issued to the Lender will be determined based upon the average of the closing prices of Houston Exploration's common stock, rounded to three decimal places, as reported under "NYSE Composite Transactions Reports" in the Wall Street Journal during 20 consecutive trading days ending three days prior to January
                                1, 2000. Because the market value represents an average of Houston Exploration's common stock over twenty consecutive trading days, ending three days prior to maturity, the market price may be higher or lower than the price of the common stock on the conversion date). The total amount converted to equity shall not exceed the Total Commitment Amount. Any unpaid accrued interest or fees that remain outstanding subsequent to the Maturity Date will be paid in cash.

Security:                       Unsecured.  The Borrower provides a negative
                                pledge on unencumbered assets.

Availability:                   The borrowings may be repaid and reborrowed in
                                minimum amounts of $5 million (or increments of $1 million in excess thereof) under the Facility. Subject to the provisions of Section 3 of the Subordination Agreement (see Schedule
                                II).

Optional Commitment
Reductions:                     The Revolving Credit commitment may be
                                permanently reduced upon 3 days notice from the Borrower in minimum amounts of $5 million (and integral amounts of $5 million) subject to Prepayments below, provided that any amounts outstanding which would exceed the total commitment



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                                as reduced, must be prepaid together with
                                interest thereon and any relevant costs. Subject to the provisions of Section 3 of the Subordination Agreement (see Schedule II).

Optional Prepayments:           Borrowings may be prepaid, along with associated
                                interest, subject to one business day notice to the Lender. Subject to the provisions of Section
                                3 of the Subordination Agreement (see Schedule
                                II).

Mandatory Prepayments:          Upon any default of payment of interest or fees,
                                property sales, or casualty losses, the Borrower shall make a Mandatory Repayment in the amount of such excess amount. Subject to the provisions of Section 3 of the Subordination Agreement
                                (see Schedule II).

Interest Rates:                 See Schedule 1.

Fees:                           See Schedule 1.

Interest Periods:               The one month LIBOR rate will be set on
                                the date of each drawndown, as quoted in that day's Wall Street Journal (which reflects the previous business day's market rates). The rate will be effective until the rate is reset on the first business day of each month.

Notification Schedule:          The Borrower must provide notice prior to the
                                proposed date of borrowing, in accordance with the following schedule:

                                Amounts greater than $10 million - 5 business days Amounts equal to, or less than, $10 million
                                - 3 business days

Default Interest Rate:          Default interest will be 2% in excess of the
                                LIBOR Rate, plus margins referred to in Schedule
                                1, subject to applicable law. Interest shall accrue at the post-default rates stated above on amounts which remain unpaid after they become due and payable.

Conditions to Lending:          This Agreement shall be come effective on the
                                date hereof, if this Agreement shall have been executed by the Borrower and the Lender, and the Lender shall have received on or before the effective date:

                                a) A Promissory Note payable to the order of the Lender;

                                b)      A counterpart of this Agreement duly
                                        executed by the Borrower and the Lender, which shall constitute the valid and legal binding obligation of the Borrower, legally enforceable in accordance with its terms. Accompanied by legal opinions of the Borrower's counsel, certificates of the Borrower and other supporting documents as the Lender may reasonably request.

                                c)      A certificate of the Secretary or an
                                        Assistant Secretary of the Borrower
                                        certifying copies (i) of the resolutions of the Board of Directors of the Borrower approving such Agreement, (ii) of all documents evidencing other necessary corporate action and approvals, and (iii) that all lenders and other parties in privity with the Borrower whose consents are, or with reasonable certainty may be, prerequisite to the consummation of the Facility or of the transactions contemplated hereunder, shall have consented to the same.


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                                d)      A certificate of an officer of the
                                        Borrower certifying the names and true
                                        signatures of the officers of the
                                        Borrower authorized to sign this
                                        Agreement and the other documents and
                                        instruments to be delivered hereunder
                                        and thereunder.this Agreement and each
                                        this Agreement and the other documents
                                        and instruments to be delivered
                                        hereunder and thereunder.

                                e) All fees and costs required under the Agreement to be paid by the Closing Date shall have been paid in full. Subject to the provisions of Section 3 of the Subordination Agreement (see Schedule
                                        II).

                                f) Since September 30, 1998, there shall not have occurred any material adverse change in the financial condition, business, properties or results of operations of the Borrower.

                                g) After consummation of this financing and after giving effect to the transactions contemplated hereunder, such consummation and transactions will not violate any other material agreement or contractual obligation of the Borrower or its subsidiaries.

                                h) Written certification of the completion of the Chevron acquisition for total consideration of no more than $86 million.

Representations and
Warranties:                     The Borrower hereby represents and warrants to
                                the Lender, on and as of the date hereof, and after giving effect to this Agreement

                                a)      Corporate authority;

                                b) Execution, delivery and performance of Loan Documents do not violate existing law or existing agreements or require consents;

                                c)      No material litigation;

                                d)      No material adverse change in the
                                        financial condition or results of
                                        operations;

                                e)      Accuracy of financial statements;

                                f)      Material compliance with ERISA;

                                g)      No material environmental issues;

                                h) Legality, validity, binding effect and enforceability of this Agreement;

                                i)      Solvency

                                j)      Compliance with laws;

                                k) Not an investment company or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; and

                                l)      Title to properties.



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Financial Covenants:            So long as any Note shall remain unpaid or the
                                Lender shall have any commitment hereunder, the Borrower will not, without the written consent of the Lender:

                                a) permit the total debt to capitalization ratio to exceed 60%. Total Debt shall be defined as (a) all borrowed money, (b) trade debt which is past due, c) liabilities under any bond, note, security, letter of credit (other than L/C's issued hereunder for trade credit but including L/C's issued hereunder as performance guarantees) or acceptance financing, (d) guarantees, (e) capital lease obligations and (f) all Hedging Agreement obligations once such obligations become "debt"; and

                                b)      permit the interest Coverage Ratio
                                        (EBITDA / Interest Expense) to be
                                        greater than or equal to 2.5x.

Covenants:                      Customary for transactions of this nature,
                                including but not limited to, the following:

                                a)      Reporting requirement;

                                b)      Negative pledge of unencumbered assets;

                                c)      Limitation on additional indebtedness;

                                d)      Limitation on liens except permitted
                                        liens;

                                e) Restriction on mergers, consolidations and sale of oil and gas properties in excess of $500,000;

                                f)      Use of proceeds;

                                g)      Maintenance of insurance;

                                h)      Maintenance of books and records;

                                i)      Visitation rights;

                                j) Material compliance with all laws and payment of taxes;

                                k)      Maintenance of title;

                                l)      Limitations on Dividends;

                                m) Transactions with affiliates on an arms length basis;

                                n)      Limitations on creation of Subsidiaries;
                                        and

                                o)      Hedging limited to 70% of projected
                                        production and may not exceed beyond 2
                                        years.


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Events of Default:              The events of default that follow are
                                subordinate to the Subordination Agreement
                                (Schedule II):

                                a) Failure to pay principal when due; and interest and fees within three business days of when due;

                                b)      Representations and Warranties
                                        materially incorrect;

                                c) Failure to comply with covenants (with notice and cure periods as applicable);

                                d)      Cross-default to payment defaults on
                                        principal aggregating $500,000 or to
                                        default or event if the effect is to
                                        accelerate principal aggregating
                                        $1,000,000;

                                e)      Bankruptcy / insolvency;

                                f) Unsatisfied judgment or order in excess of $1,000,000;

                                g)      ERISA; and

                                h) Direct or indirect Brooklyn Union Gas corp. ownership of the Borrower of at least 60%.

Governing Law:                  State of New York

Indemnification:                Borrower will indemnify the Lender and its
                                officers, directors, shareholders, employees, agents and attorneys (the "Indemnitees") against all costs, expenses (including fees and disbursements of counsel) and liabilities arising out of or relating to the Facilities and the transactions contemplated thereby, including consequences of their own negligence, provided that none of the indemnitees will be indemnified for the consequences of its gross negligence or willful misconduct.


                                MARKETSPAN CORPORATION D/B/A KEYSPAN ENERGY


                                BY:    /s/ Robert R Wieczorek
                                       ----------------------------------------
                                       Robert R. Wieczorek
                                       Vice President, Secretary and Treasurer
                                       One Metrotech Center
                                       Brooklyn, New York



                                THE HOUSTON EXPLORATION COMPANY


                                BY:    /s/ Thomas W. Powers
                                       ----------------------------------------
                                       Thomas W. Powers
                                       Senior Vice President
                                       1100 Louisiana, Suite 2000
                                       Houston, Texas  77002




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                                                                      Schedule I

                           Subordinated Loan Agreement

                          Dated as of November 30, 1998

                                     Between

                         The Houston Exploration Company

                                       and

                   MarketSpan Corporation d/b/a KeySpan Energy


Total Commitment Amount:        $150,000,000



Interest Rate and Fees:                   Interest Rate & Fee Margins
                       --------------------------------------------------------
                       LIBOR                      140 bps
                       --------------------------------------------------------
                       Commitment Fee  12.5 bps on unused portion of the Total
                                              Commitment Amount
                       --------------------------------------------------------
                       Upfront Fee               $50,000
                       --------------------------------------------------------

Initial Interest Period:        November 30, 1998 through January 4, 1999.

Interest Periods: The one month LIBOR rate will be set on the date of each drawndown, as quoted in that day's Wall Street Journal (which reflects the previous business day's market rates). The rate will be effective until the rate is reset on the first business day of each month.

Interest Payment Dates:         In arrears, on the first business day following
                                the end of each calendar month.

Payments and
Computations:                   The Borrower shall make each payment hereunder
                                to the Lender, on the day when due, in lawful money of the United States of America in same day funds, by wire transfer to the Lender's account (provide wire instructions) not later than 12:00 noon (New York City time).

                                Computations of the LIBOR rate, commissions, and fees shall be made by the Lender on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

                                Whenever any payment to be made hereunder shall be stated to be due, or whenever the last day of any Interest Period would otherwise occur, on a day which is not a Business Day, such payment shall be made, and the last day of such Interest Period shall occur, on the next succeeding Business, and such extension of time shall in such case be included in the computation of interest, commission or fee, as the case may be.


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Maturity Date:                  All outstanding principal, unpaid accrued

                                interest and fees will be repaid at maturity, January 1, 2000. Any principal amount that remains outstanding subsequent to the Maturity Date will be converted into equity (the number of shares to be issued to the Lender will be determined based upon the average of the closing prices of Houston Exploration's common stock, rounded to three decimal places, as reported under "NYSE Composite Transactions Reports" in the Wall Street Journal during 20 consecutive trading days ending three days prior to January 1, 2000. Because the market value represents an average of Houston Exploration's common stock over twenty consecutive trading days, ending three days prior to maturity, the market price may be higher or lower than the price of the common stock on the conversion date). The total amount converted to equity shall not exceed the Total Commitment Amount. Any unpaid accrued interest or fees that remain outstanding subsequent to the Maturity Date will be paid in cash.



MARKETSPAN CORPORATION D/B/A KEYSPAN ENERGY


BY:      /s/ Robert R. Wieczorek
         ---------------------------------------
         Robert R. Wieczorek
         Vice President, Secretary and Treasurer
         One MetroTech Center
         Brooklyn, New York


THE HOUSTON EXPLORATION COMPANY
BY:      /s/ Thomas W. Powers
         ---------------------------------------
         Thomas W. Powers
         Senior Vice President
         1100 Louisiana, Suite 2000
         Houston, Texas  77002



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